Exhibit 99.1

             Linens 'n Things Announces Third Quarter 2005 Results

    CLIFTON, N.J.--(BUSINESS WIRE)--Oct. 19, 2005--Linens 'n Things, Inc. (NYSE: LIN), today announced that total net sales decreased approximately 3.8% to $629.3 million for the third quarter ended October 1, 2005, down from $654.2 million for the same period last year. Comparable net sales for the third quarter of 2005 declined approximately 10.2%. Net earnings for the third quarter ended October 1, 2005 were approximately $1.0 million or $0.02 per share on a fully diluted basis.
    "On September 22nd, we updated our outlook for the third quarter and today we reported results in line with that update," commented Norman Axelrod, Chairman and Chief Executive Officer. "We experienced significant traffic declines throughout the third quarter as the initiatives we had undertaken to emphasize fashion and better price points in our merchandise assortment resulted in a weaker value perception to our guests. Looking to the rest of the year, we have taken what we believe are the appropriate steps to ensure that our value message is clear and consistent in our stores and in our marketing. The launch of the Nate Berkus Collection offered exclusively at Linens 'n Things has been well-received and we are excited about the fresh appeal this brand has and the potential it brings to drive traffic to our stores."
    Net sales for the thirty-nine week period ended October 1, 2005 decreased 0.7% to $1,773.5 million, down from $1,785.7 million for the same period last year. Comparable net sales for the thirty-nine week period ended October 1, 2005 decreased approximately 7.7%.
    Net loss for the thirty-nine week period ended October 1, 2005 was approximately $9.0 million or $0.20 per share on a fully diluted basis. For the same period last year, the Company had net earnings of $16.2 million or $0.35 per fully diluted share.
    During the third quarter, the Company opened fourteen new stores and closed three stores, increasing its total square footage to 17.6 million as compared with opening eight stores and closing two stores during the same period last year. The Company currently expects to open approximately 55 new stores in the United States and Canada in 2005, further expanding its presence as a leading retailer of home furnishings.
    The Company also announced that given the variability in its results, they will not be providing fourth quarter 2005 guidance at this time.

    Linens 'n Things, with 2004 sales of $2.7 billion is one of the leading, national large format retailers of home textiles, housewares and home accessories. As of October 1, 2005, the Company was operating 527 stores in 45 states and five provinces across the United States and Canada. More information about Linens 'n Things can be found online at www.lnt.com.

    This press release contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. The statements are made a number of times and may be identified by such forward-looking terminology as "expect," "believe," "may," "intend," "plan," "target," "outlook," "comfortable with" and similar terms or variations of such terms. All of our information and statements regarding our outlook for the future including future revenues, comparable sales performance, earnings and other future financial condition, impact, results and performance, constitutes forward-looking statements. All our forward-looking statements are based on our current expectations, assumptions, estimates and projections about our Company and involve certain significant risks and uncertainties, including the levels of sales, store traffic, the results and success of our holiday selling seasons, acceptance of product offerings and fashions and our ability to anticipate and successfully respond to changing consumer tastes and preferences, the impact on consumer discretionary spending as a result of substantially higher gasoline and home heating costs, higher interest rates, inflation fears and other negative economic factors, a highly promotional retail environment, our ability to anticipate and control our operating and selling expenses, the success of our new business concepts, seasonal concepts and new brands, the performance of our new stores, substantial competitive pressures from other home furnishings retailers, the success of the Canadian expansion, availability of suitable future store locations, schedule of store expansion and of planned closings, the impact of the bankruptcies and consolidations in our industry, unusual weather patterns, any significant variations between actual amounts and the amounts estimated for those matters identified as our critical accounting estimates as well as other significant accounting estimates made in the preparation of our financial statements and our ability to successfully implement our strategic initiatives.

    If these or other risks or uncertainties materialize, or if our estimates or underlying assumptions prove inaccurate, actual results could differ materially from any future results, express or implied by our forward-looking statements. These and other important risk factors are included in the "Risk Factors" section of the Company's Registration Statement on Form S-3 as filed with the Securities and Exchange Commission on June 18, 2002 and are contained in our reports filed with the Securities and Exchange Commission, including our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q. You are urged to consider all such factors. In light of the substantial uncertainty inherent in such forward-looking statements, you should not consider their inclusion to be a representation that such forward-looking matters will be achieved. The Company assumes no obligation for updating any such forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting such forward-looking statements, even if such results or changes make it clear that any projected results will not be realized.

    Our outlook and other forward-looking statements are as of the date of this release only.


                LINENS 'N THINGS, INC. AND SUBSIDIARIES
            CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
                 (in thousands, except per share data)
                              (unaudited)


                                            Thirteen Weeks Ended
                                      --------------------------------
                                      October 1, 2005 October 2, 2004*
                                      --------------- ----------------
Net sales                                   $629,268         $654,196

Cost of sales, including buying and
 warehousing costs                           370,953          385,090
                                      --------------- ----------------

Gross profit                                 258,315          269,106

Selling, general and administrative
 expenses                                    255,508          240,664
                                      --------------- ----------------

Operating income                               2,807           28,442

Interest expense, net                          1,162              650
                                      --------------- ----------------

Income before provision for income
 taxes                                         1,645           27,792

Provision for income taxes                       621           10,617
                                      --------------- ----------------

Net income                                    $1,024          $17,175
                                      =============== ================

Per share of common stock:

Basic
--------------------------------------
Net income per share                           $0.02            $0.38
Weighted average shares outstanding           45,309           45,122

Diluted
--------------------------------------
Net income per share                           $0.02            $0.38
Weighted average shares outstanding           45,710           45,581


* On July 1, 2005, the Company filed Amendment No. 1 on Form 10-Q/A ("Form 10-Q/A") to its Quarterly Report on Form 10-Q for the quarterly period ended October 2, 2004, initially filed with the SEC on November 12, 2004. Form 10-Q/A was filed to reflect the restatement of the Company's Condensed Consolidated Financial Statements for the thirteen-week and thirty-nine week periods ended October 2, 2004 and October 4, 2003 related to its correction for the accounting for leases and other immaterial adjustments and reclassifications.


                LINENS 'N THINGS, INC. AND SUBSIDIARIES
            CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
                 (in thousands, except per share data)
                              (unaudited)


                                          Thirty-Nine Weeks Ended
                                      --------------------------------
                                      October 1, 2005 October 2, 2004*
                                      --------------- ----------------
Net sales                                 $1,773,531       $1,785,745

Cost of sales, including buying and
 warehousing costs                         1,041,880        1,062,717
                                      --------------- ----------------

Gross profit                                 731,651          723,028

Selling, general and administrative
 expenses                                    743,364          694,427
                                      --------------- ----------------

Operating (loss) income                      (11,713)          28,601

Interest expense, net                          2,623            2,454
                                      --------------- ----------------

(Loss) income before (benefit)
  provision for income taxes                 (14,336)          26,147

(Benefit) provision for income taxes          (5,354)           9,987
                                      --------------- ----------------

Net (loss) income                            $(8,982)         $16,160
                                      =============== ================

Per share of common stock:

Basic
--------------------------------------
Net (loss) income per share                   $(0.20)           $0.36
Weighted average shares outstanding           45,264           45,036

Diluted
--------------------------------------
Net (loss) income per share                   $(0.20)           $0.35
Weighted average shares outstanding           45,668           45,920


* On July 1, 2005, the Company filed Amendment No. 1 on Form 10-Q/A ("Form 10-Q/A") to its Quarterly Report on Form 10-Q for the quarterly period ended October 2, 2004, initially filed with the SEC on November 12, 2004. Form 10-Q/A was filed to reflect the restatement of the Company's Condensed Consolidated Financial Statements for the thirteen-week and thirty-nine week periods ended October 2, 2004 and October 4, 2003 related to its correction for the accounting for leases and other immaterial adjustments and reclassifications.


                LINENS 'N THINGS, INC. AND SUBSIDIARIES
                 CONSOLIDATED CONDENSED BALANCE SHEETS
                            (in thousands)


                                      October 1, 2005 October 2, 2004*
                                      --------------------------------
Assets                                          (unaudited)
Current assets:
     Cash and cash equivalents               $37,608          $54,460
     Accounts receivable                      50,369           26,494
     Inventories                             863,100          794,169
     Prepaid expenses and other
      current assets                          44,613           34,615
     Current deferred taxes                      834              472
                                      --------------- ----------------
          Total current assets               996,524          910,210

Property and equipment, net                  598,235          568,606
Other non-current assets, net                 31,277           25,835
                                      --------------- ----------------

          Total assets                    $1,626,036       $1,504,651
                                      =============== ================

Liabilities and Shareholders' Equity
Current liabilities:
     Accounts payable                       $279,411         $279,169
     Accrued expenses and other
      current liabilities                    167,625          140,038
     Short-term borrowings                    30,000              560
     Current deferred taxes                    3,917            7,138
                                      --------------- ----------------
          Total current liabilities          480,953          426,905

Other long-term liabilities                  340,631          315,539
                                      --------------- ----------------

          Total liabilities                  821,584          742,444

Shareholders' equity                         804,452          762,207
                                      --------------- ----------------

          Total liabilities and
           shareholders' equity           $1,626,036       $1,504,651
                                      =============== ================

* On July 1, 2005, the Company filed Amendment No. 1 on Form 10-Q/A ("Form 10-Q/A") to its Quarterly Report on Form 10-Q for the quarterly period ended October 2, 2004, initially filed with the SEC on November 12, 2004. Form 10-Q/A was filed to reflect the restatement of the Company's Condensed Consolidated Financial Statements for the thirteen-week and thirty-nine week periods ended October 2, 2004 and October 4, 2003 related to its correction for the accounting for leases and other immaterial adjustments and reclassifications.


                LINENS 'N THINGS, INC. AND SUBSIDIARIES
            CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOWS
                            (in thousands)


                                          Thirty-Nine Weeks Ending
                                      --------------------------------
                                      October 1, 2005 October 2, 2004*
                                                (unaudited)
                                      --------------------------------
Cash Flows From Operating Activities

Net (loss) income                            $(8,982)         $16,160

Depreciation and amortization                 66,216           60,023

Change in working capital                   (171,129)         (78,260)
                                      --------------- ----------------

     Net cash used in operating
      activities                            (113,895)          (2,077)
                                      --------------- ----------------

Cash Flows From Investing Activities

     Additions to property and
      equipment                              (85,978)         (86,916)
                                      --------------- ----------------

Cash Flows From Financing Activities

Proceeds from common stock issued
 under stock incentive plans                   3,081            6,974

Increase in borrowings                        30,000              532

Increase in treasury stock                      (130)             (26)
                                      --------------- ----------------

     Net cash provided by financing
      activities                              32,951            7,480
                                      --------------- ----------------

Effect of exchange rate changes on
 cash and cash equivalents                       521             (156)
                                      --------------- ----------------

Net decrease in cash and cash
 equivalents                                (166,401)         (81,669)

Cash and cash equivalents at beginning
 of period                                   204,009          136,129
                                      --------------- ----------------

Cash and cash equivalents at end of
 period                                      $37,608          $54,460
                                      =============== ================

* On July 1, 2005, the Company filed Amendment No. 1 on Form 10-Q/A ("Form 10-Q/A") to its Quarterly Report on Form 10-Q for the quarterly period ended October 2, 2004, initially filed with the SEC on November 12, 2004. Form 10-Q/A was filed to reflect the restatement of the Company's Condensed Consolidated Financial Statements for the thirteen-week and thirty-nine week periods ended October 2, 2004 and October 4, 2003 related to its correction for the accounting for leases and other immaterial adjustments and reclassifications.




    CONTACT: Linens 'n Things
             William T. Giles, 973-815-2929
             www.lnt.com